UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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urban-gro, Inc.
(Name of Registrant as Specified in Its Charter)

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PRELIMINARY COPY

URBAN-GRO, INC.

1751 Panorama Point, Unit G

Lafayette, CO 80026

(720) 390-3880

__________________________________

INFORMATION STATEMENT

October 9, 2020

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF URBAN-GRO, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

__________________________________

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

IN LIEU OF SHAREHOLDER MEETING

This Information Statement is being made available to the holders of record of the outstanding shares of common stock, $0.001 par value per share (the “Common Stock”), of urban-gro, Inc. a Colorado corporation (the “Company”), as of the close of business on September 30, 2020 (the “Record Date”).

The purpose of this Information Statement is to advise the Company’s shareholders that on September 30, 2020, in accordance with Section 7-107-104 of the Colorado Business Corporation Act (the “CBCA”), shareholders of the Company holding a majority of the voting power of the Company as of the Record Date (the “Consenting Shareholders”) approved the change of the state of incorporation of the Company from the State of Colorado to the State of Delaware pursuant to a plan of conversion (the “Conversion”), in connection with which the Company will adopt a certificate of incorporation and bylaws under the laws of the State of Delaware.

The consents that we have received approving the Conversion constitute the only shareholder approval required under the CBCA, our articles of incorporation, and our bylaws. Accordingly, the Conversion will not be submitted to the other shareholders of the Company for a vote.

The accompanying Information Statement shall be considered the notice required under Section 7-107-104 of the CBCA.

The accompanying Information Statement, which describes the Conversion in more detail, is being furnished to all our shareholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Shareholders of record at the close of business on the Record Date are entitled to receive this Information Statement.

Pursuant to Rule 14c-2 of the Exchange Act, the actions described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first mailed to our shareholders of record. This Information Statement will be mailed on or about October 19, 2020 to our shareholders of record as of the Record Date.

By order of the Board of Directors

/s/ Bradley J. Nattrass
Bradley J. Nattrass
Chief Executive Officer and Chairman of the Board of Directors
October 9, 2020

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PRELIMINARY COPY

URBAN-GRO, INC.

1751 Panorama Point, Unit G

Lafayette, CO 80026

(720) 390-3880

__________________________________

INFORMATION STATEMENT

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

IN LIEU OF SHAREHOLDER MEETING

GENERAL INFORMATION

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR VOTING CAPITAL STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO DISSENTERS’ RIGHTS OR APPRAISAL RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

This information statement is being furnished in connection with the action by written consent of shareholders holding a majority of our voting capital stock taken without a meeting of certain actions described in this information statement. We are mailing this information statement to our shareholders of record as of September 30, 2020.

What is the Purpose of the Information Statement?

This Information Statement is being furnished pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify the Company’s shareholders as of the Record Date of certain corporate actions to be taken pursuant to the consents or authorizations of shareholders representing a majority of the voting rights of the Company’s outstanding capital stock.

What actions were taken by written consent?

Effective as of September 30, 2020, we obtained consent from holders of a majority of the voting capital stock of the Company approving the change of the state of incorporation of the Company from the State of Colorado to the State of Delaware pursuant to a plan of conversion (the “Conversion”), in connection with which the Company will adopt a certificate of incorporation and bylaws under the laws of the State of Delaware.

How many shares of voting capital stock were outstanding on the date of the consent?

On the date of the written consent, which is the Record Date and the date we received a copy of the consent of the holders of a majority of the voting power of capital stock, there were issued and outstanding 28,272,285 shares of Common Stock. Each share of Common Stock entitles the holder to one vote per share; therefore, on the Record Date, the total voting capital stock issued and outstanding amounted to 28,272,285 shares with total voting power of 28,272,285 votes.

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What vote was obtained to approve the Conversion described in this Information Statement?

We obtained the written consent in lieu of a meeting of 19,139,368 shares of Common Stock, representing approximately 67.7% of the voting power of our shareholders. Under the CBCA, the affirmative vote of the shareholders holding at least a majority of the voting power of the Company entitled to vote constitutes the vote required to approve the Conversion.

Who is entitled to notice?

Each holder of an outstanding share of Common Stock, as of the Record Date, will be entitled to notice of each matter voted upon.

Is consent to action in lieu of a meeting authorized under Colorado law?

Section 7-107-104 of the CBCA provides that any action required or permitted to be taken at a meeting of shareholders of a corporation may be taken without a meeting if a written consent thereto is signed by the shareholders holding at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to the Company’s shareholders as of the Record Date. The corporate actions described herein will be effective approximately 20 days after the mailing of this Information Statement.

Who is bearing the cost of mailing this Information Statement?

The entire cost of furnishing this Information Statement will be borne by the Company.

CHANGE IN OUR STATE OF INCORPORATION

FROM COLORADO TO DELAWARE

Overview

The Consenting Shareholders approved an action to change the state of incorporation of the Company from the State of Colorado to the State of Delaware pursuant to a plan of conversion (the “Conversion”), in connection with which the Company will adopt a certificate of incorporation (the “Certificate of Incorporation”) and bylaws (the “Bylaws”) under the laws of the State of Delaware. For purposes of this section, the pre-conversion Company shall be referred to as the “Converting Company,” and the post-conversion Company shall be referred to as the “Resulting Company,” where applicable. The principal effects of the Conversion will be that:

•	The affairs of the Company will cease to be governed by the CBCA and, following the Conversion, will be governed by the General Corporation Law of the State of Delaware (the “DGCL”), in addition to the Certificate of Incorporation and the Bylaws, copies of which are attached as Exhibit B and Exhibit D, respectively, to the Plan of Conversion (defined below).

•	The Resulting Company will continue with all of the rights, privileges, and powers of the Converting Company, and all property, real, personal and mixed, and all debts due to the Converting Company, as well as other things and causes of action belonging to the Converting Company, shall remain vested in the Resulting Company.

•	In connection with the Conversion, each share of common stock of the Converting Company, $0.001 par value per share, shall convert into one validly issued, fully paid and non-assessable share of common stock, par value $0.001 per share, of the Resulting Company.

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The Company will effect the Conversion in accordance with a plan of conversion, attached hereto as Appendix A (the “Plan of Conversion”). In connection with the Conversion, the Converting Company will file with the Secretary of State of the State of Delaware the Certificate of Conversion and the Certificate of Incorporation, copies of which are attached as Exhibit A and Exhibit B, respectively, to the Plan of Conversion, and will file with the Secretary of State of the State of Colorado the Statement of Conversion, a copy of which is attached as Exhibit C to the Plan of Conversion (the “Statement of Conversion”). The Conversion will become effective at the time that the Certificate of Conversion, the Certificate of Incorporation, and the Statement of Conversion are filed with the respective secretary of state or at such later time as is specified in the Certificate of Conversion, the Certificate of Incorporation, and the Statement of Conversion. In addition, the incorporator of the Resulting Company will adopt, and the board of directors of the Resulting Company will ratify, the Bylaws of the Resulting Company, a copy of which is attached as Exhibit D to the Plan of Conversion.

Although it will be governed by the Certificate of Incorporation, the Bylaws and the DGCL, the Resulting Company will continue with all of the rights, privileges and powers of the Converting Company, it will possess all of the properties of the Converting Company, it will continue with all of the debts, liabilities and duties of the Converting Company.

After the Conversion, the Resulting Company will continue to be a publicly-held entity. Holders of the common stock of the Converting Company will become holders of common stock of the Resulting Company. The Resulting Company will continue to file and furnish periodic reports and other documents with the SEC and provide to its stockholders the same type of information that was previously filed, furnished and provided by the Converting Company to its shareholders. The shareholders of the Converting Company who own shares of common stock of the Converting Company that are freely tradable prior to the Conversion will hold shares of the Resulting Company’s common stock that will continue to be freely tradable, and shareholders of the Converting Company holding restricted shares of common stock, if any, immediately prior to the Conversion will hold shares of the Resulting Company’s common stock that continue to be subject to the same restrictions on transfer to which their shares of common stock in the Converting Company were subject. In summary, the Conversion will not change the respective positions under federal securities law of the Converting Company or its shareholders.

Principal Reasons for the Reincorporation Under Delaware Law

Corporate Law

As we plan for the future, the board of directors of the Company (the “Board”) and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company’s governance decisions can be based. The Board believes that the shareholders will benefit from the responsiveness of the Delaware corporate law.

For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been the leader in adopting, construing and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under Delaware law. Unlike most states, including Colorado, Delaware has established progressive principles of corporate governance that the Company could draw upon when making business and legal decisions.

To take advantage of Delaware’s flexible and responsive corporate laws, many corporations choose to incorporate initially in Delaware or choose to reincorporate into Delaware, as the Company proposes to do. In general, the Board believes that Delaware provides a more appropriate and flexible corporate and legal environment in which to operate than currently exists in the State of Colorado and that the Company and its shareholders would benefit from such an environment. The Board has considered the following benefits available to Delaware corporations in deciding to propose reincorporation in Delaware:

•	the DGCL, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

•	the Delaware General Assembly, which each year considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

•	the Delaware Court of Chancery, which handles complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, which is highly regarded; and

•	the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions provide.

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Additionally, management believes that, as a Delaware corporation, the Company would be better able to continue to attract and retain qualified directors and officers than it would be able to as a Colorado corporation, in part, because Delaware law provides more predictability with respect to the issue of liability of directors and officers than Colorado law does. The increasing frequency of claims against directors and officers that are litigated has greatly expanded the risks to directors and officers of exercising their respective duties. The amount of time and money required to respond to and litigate such claims can be substantial. Although Colorado law and Delaware law both permit a corporation to include a provision in the corporation’s articles or certificate, as the case may be, of incorporation that in certain circumstances reduces or limits the monetary liability of directors for breaches of their fiduciary duty of care, Delaware law, as stated above, provides to directors and officers more predictability than Colorado law does and, therefore, provides directors and officers of a Delaware corporation a greater degree of comfort as to their risk of liability than that afforded under Colorado law. As the Company plans for the future, the Board and management believe that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company’s governance decisions can be based.

Capital Raising

Delaware is a recognized and understood jurisdiction throughout the international financial community. The Company would be better positioned to raise capital both within and outside of the United States by being incorporated in Delaware. Many international investment funds, sophisticated investors, and brokerage firms are more comfortable and more willing to invest in a Delaware corporation than in a corporation incorporated in another U.S. jurisdiction whose corporate laws may be less understood and perceived to be outdated and unresponsive to shareholder rights.

As the Company moves towards advancing its projects, the Board believes that the Company will be best suited to pursue all available financing options in the best interests of its shareholders if the Company is incorporated in Delaware versus Colorado. The Board believes that the Conversion will represent a better opportunity for the Company to increase shareholder value.

Disadvantages of Conversion

Despite management’s and the Board’s belief as to the benefits and advantages of the Conversion, some shareholders may find the Conversion disadvantageous for several reasons. As discussed below, Delaware law, unlike Colorado law, contains a statutory provision intended to discourage takeover attempts of Delaware corporations which are not approved by the Board. This anti-takeover provision could have the effect of lessening the possibility that our shareholders, following the Conversion would be able to receive a premium above market value for their shares in the event of a takeover. This provision could also have an adverse effect on the market value of the shares of our Common Stock. To the extent that this provision may restrict or discourage takeover attempts, it may render less likely a takeover opposed by our Board and may make removal of the Board or management less likely as well.

Structure of the Conversion

Subject to the conditions to the Conversion described herein, the Converting Company will convert from a corporation formed under the laws of the State of Colorado to a corporation formed under the laws of the State of Delaware. To convert to a Delaware corporation, the Converting Company will file a Certificate of Conversion and the Certificate of Incorporation with the Secretary of State of the State of Delaware and will file a Statement of Conversion with the Secretary of State of the State of Colorado. At the Effective Time (as defined below), automatically by virtue of the Conversion and without any further action on the part of the Converting Corporation, the Resulting Corporation or any shareholder or stockholder thereof, respectively, each share of common stock of the Converting Corporation, $0.001 par value per share, shall convert into one validly issued, fully paid and non-assessable share of common stock, par value $0.001 per share, of the Resulting Corporation.

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Effective Time of the Conversion

The Conversion shall become effective upon the filing of the Certificate of Incorporation and the Certificate of Conversion with the Secretary of State of the State of Delaware and the filing of the Statement of Conversion with the Secretary of State of the State of Colorado, as indicated in such documents (the “Effective Time”).

No Change in Business, Jobs, Physical Location, Etc.

The business of the Resulting Company will be the same as the business of the Converting Company and is not expected to result in any change in headquarters, business, jobs, management, location of any of the offices, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Conversion). Management personnel, including all directors and substantially all officers, will remain substantially the same following the Conversion and will assume identical positions with the Resulting Company.

Conversion Steps

The Converting Company will file with the Secretary of State of the State of Delaware a Certificate of Conversion and the Statement of Conversion with the Secretary of State of the State of Colorado and will cause the sole incorporator of the Resulting Company to simultaneously file with the Secretary of State of the State of Delaware, the Certificate of Incorporation.

At the Effective Time, the Converting Company will convert to the Resulting Company in accordance with the Plan of Conversion and the Certificate of Incorporation and Bylaws will become effective.

As a result of the Conversion, the business and affairs of the Resulting Company will be overseen by the Board of the Resulting Company. The directors and executive officers of the Converting Company immediately prior to the Effective Time will become the directors and executive officers of the Resulting Company at the Effective Time. In addition, the committees of the board of directors of the Converting Company, if any, and the membership thereof, immediately prior to the Effective Time, will be replicated at the Resulting Company at the Effective Time. Except as otherwise provided in the Certificate of Incorporation and to the fullest extent permitted by the DGCL, the Board of the Resulting Company shall have all the powers and authority in the management of the business and affairs of the Resulting Company generally.

Changes to Shareholder Rights Before and After the Conversion

As previously noted, the Certificate of Incorporation and the Bylaws will be the governing instruments of the Resulting Company following the Conversion, resulting in some changes from the Converting Company’s current articles of incorporation and bylaws, which are primarily procedural in nature, such as a change in the registered office and agent from an office and agent in Colorado to an office and agent in Delaware. There are also material differences between the CBCA and the DGCL. Certain changes to the articles of incorporation and bylaws of the Converting Company, as well as the material differences between the CBCA and the DGCL are discussed below. The following summary does not purport to be complete and is qualified in its entirety by reference to Colorado and Delaware corporate laws and the Certificate of Incorporation and the Bylaws.

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Changes from Colorado Law to Delaware Law

Set forth below is a table summarizing the material differences in the rights of the shareholders of the Converting Company before the Conversion and the rights of the stockholders of the Resulting Company after the Conversion, as a result of the differences between the DGCL and the CBCA. This chart does not address each difference between the DGCL and the CBCA but focuses on some of those differences which the Board believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences and is qualified in its entirety by reference to the DGCL and the CBCA.

Provision	CBCA	DGCL
Special Meetings of Shareholders/Stockholders	Under the CBCA, a special meeting of shareholders shall be held if: (i) called by the board of directors or any person authorized by the bylaws or a resolution of the board of directors to call such a meeting; or (ii) if the corporation receives one or more written demands for a special meeting, stating the purpose or purposes for which it is to be held, signed and dated by the holders of shares representing at least 10% of all of the votes entitled to be cast on any issue proposed to be considered at the special meeting.	Under the DGCL, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The DGCL does not require a corporation to call a special meeting at the request of stockholders.
Corporate Action without a Shareholder/Stockholder Meeting	The CBCA provides that, unless the articles of incorporation require such action be taken at a shareholder meeting or expressly authorize that such action can be taken by less than unanimous written consent, any action required or permitted to be taken at a shareholder meeting may be taken without a meeting if all of the shareholders entitled to vote consent to such action in writing.	Unless otherwise provided in the certificate of incorporation, the DGCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken.
Filling Vacancies on the Board of Directors	Under the CBCA, unless otherwise provided in the articles of incorporation, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders or the board of directors, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of the remaining directors.	The DGCL provides that, unless otherwise provided in the certificate of incorporation or bylaws of a corporation, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

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Amendment or Repeal of the Articles of Incorporation or the Certificate of Incorporation	Under the CBCA, amendments to the articles of incorporation, other than ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders unless the amendment is proposed by the shareholders or the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.	Under the DGCL, stockholders are not entitled to enact an amendment to the certificate of incorporation without appropriate action taken by the board of directors. Amendments to the certificate of incorporation generally require that the board of directors adopt a resolution setting forth the amendment, declaring its advisability and submitting it to a vote of the stockholders.
Amendment or Repeal of Bylaws	Under the CBCA, shareholders may amend a corporation’s bylaws. Unless otherwise specified in the corporation’s articles of incorporation, directors also are permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless prohibited by the bylaws. Directors may not amend the bylaws to change the quorum or voting requirements for shareholders, and directors may amend the bylaws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.	The DGCL provides that stockholders may amend the bylaws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, stockholders entitled to vote in the election of directors have the power to adopt, amend or repeal bylaws; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.
Number of Directors	Under the CBCA, the number of directors must be specified in the corporation’s bylaws.	The DGCL permits the number of directors to be specified in either a corporation’s bylaws or the corporation’s certificate of incorporation. If the number of directors is specified in the corporation’s certificate of incorporation, a change in the number of directors may be made only by amendment of the certificate of incorporation.
Removal of Directors	Under the CBCA, one or more directors may be removed from office by the shareholders with or without cause, unless a corporation’s articles of incorporation provide that directors may be removed only for cause, and only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.	Under the DGCL, one or more directors serving on a non-classified board may be removed, with or without cause, by the holders of a majority of the corporation’s outstanding shares entitled to vote at an election of directors.

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Vacancies on the Board of Directors	Under the CBCA, unless otherwise provided in the articles of incorporation, any vacancy on the board of directors, including a vacancy resulting from an increase in the number of directors, may be filled by the shareholders or the board of directors, except that if the directors remaining in office constitute fewer than a quorum, the board of directors may fill the vacancy by the affirmative vote of a majority of the remaining directors.	Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws, any vacancy on the board of directors, including any vacancy resulting from an increase in the number of directors, may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Under the DGCL (unless otherwise provided in the articles of incorporation or bylaws), stockholders may fill the vacancy only if (i) at the time of the filling of any vacancy or newly created directorship, the directors in office constitute less than a majority of the whole board (as constituted immediately prior to any such increase) and (ii) the Delaware Chancery Court, upon application of stockholders holding at least 10% of a corporation’s outstanding voting shares, orders an election to fill any such position.
Declaration and Payment of Dividends	Under the CBCA, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

The concepts of par value, capital and surplus are retained under the DGCL. The DGCL permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

The term “capital” means the aggregate par value of all outstanding shares of capital stock and the term “surplus” means the excess of fair value of net assets over the amount of capital.

Approval of Share Exchanges	Under the CBCA, a Colorado corporation may acquire all of the outstanding shares of one or more classes or series of one or more domestic corporations if the board of directors of each corporation adopts a plan of share exchange and the shareholders of each corporation approve the plan of share exchange.	The DGCL does not have a comparable requirement.
Taxes and Fees	There is no franchise tax in Colorado.	Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

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Changes to the Articles of Incorporation

The below description of the provisions of the Certificate of Incorporation is not intended as an exhaustive list of all difference as compared to the Converting Company’s Articles of Incorporation and is qualified in its entirety by reference to the Certificate of Incorporation.

(a)	Removal of Directors: The Certificate of Incorporation states that any director, or the entire Board, may be removed from office with or without cause, at any time, only by the affirmative vote of the holders of a majority of the shares of voting stock then outstanding.

(b)	Stockholder Action

i.	Action by Consent: The Certificate of Incorporation states that any election of directors or other action by the stockholders of the Resulting Company that can be effected at an annual or special meeting of stockholders can be effected by written consent without a meeting so long as such written consent is signed by the holders of at least the number of shares required to approve such action at a duly held annual or special stockholders meeting at which all shares entitled to vote thereon were present and voted.

ii.	Special Meetings: The Certificate of Incorporation states that special meetings of stockholders of the Resulting Company may be called only by the Board, the chairperson of the Board, the chief executive officer or the president (in the absence of a chief executive officer), and the ability of the stockholders to call a special meeting is specifically denied.

(c)	Indemnification and Director Liability: The Certificate of Incorporation states that no director of the Resulting Company shall be personally liable to the Resulting Company or its stockholders for monetary damages for breach of duty of care or other duty as a director, except for liability (i) for any appropriation, in violation of his or her duties, of any business opportunity of the Resulting Company, (ii) for acts or omissions which involve intentional misconduct or a knowing violation of the law, (iii) for the types of liability set forth in under Section 174 of the DGCL, or (iv) for any transaction from which the director received an improper personal benefit. To the fullest extent permitted by applicable law, the Resulting Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers, and agents of the Resulting Company (and to any other persons to which applicable law permits the Resulting Company to provide indemnification).

(d)	Bylaws: The Certificate of Incorporation states that the Board is expressly authorized to adopt, amend or repeal any or all of the Bylaws. Any adoption, amendment or repeal of the Bylaws by the Board shall require the approval of a majority of the Board. The stockholders shall also have the power to adopt, amend or repeal the Bylaws as prescribed by law; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Resulting Company required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of the capital stock of the Resulting Company entitled to vote in the election of directors shall be required to adopt, amend, or repeal any provision of the Bylaws.

(e)	Amendment: The Certificate of Incorporation states that, in addition to any vote of the holders of any class or series of stock of the Resulting Company required by law or by the Certificate of Incorporation , the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Resulting Company entitled to vote in the election of directors shall be required to amend or repeal the provisions of this Certificate of Incorporation; provided however that certain provisions of the Certificate of Incorporation shall require the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of capital stock of the Resulting Company entitled to vote in the election of directors.

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Changes to the Bylaws

The below description of the provisions of the Bylaws is not intended as an exhaustive list of all difference as compared to the Converting Company’s bylaws and is qualified in its entirety by reference to the Bylaws.

(a)	Annual Meeting of Stockholders: The Bylaws state that the annual meeting of the stockholders of the Resulting Company shall be held at such date, place and/or time as may be fixed by resolution of the Board.

(b)	Special Meetings of Stockholders: The Bylaws state that special meetings of stockholders of the Corporation may be called only by the chairman of the Board or the chief executive officer or by the Board acting pursuant to a resolution adopted by a majority of the Board.

(c)	Notice of Stockholder Meeting: The Bylaws state that, except as otherwise required by law, written, printed or electronic notice stating the place, day and hour of the meeting and the purposes for which the meeting is called shall be prepared and delivered by the Resulting Company not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally, by mail, or in the case of stockholders who have consented to such delivery, by electronic transmission (as such term is defined in the DGCL), to each stockholder of record entitled to vote at such meeting.

(d)	Quorum and Adjournment: The Bylaws state that, except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the voting power of the outstanding shares of capital stock of the Resulting Company entitled to vote in the election of directors, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series voting separately as a class or series, the holders of a majority of the voting power of the shares of such class or series shall constitute a quorum for the transaction of such business for the purposes of taking action on such business.

(e)	Consent of Stockholders in Lieu of Meeting: The Bylaws state that any election of directors or other action by the stockholders of the Resulting Company that can be effected at an annual or special meeting of stockholders can be effected by written consent without a meeting so long as such written consent is signed by the holders of at least the number of shares required to approve such action at a duly held annual or special stockholders meeting at which all shares entitled to vote thereon were present and voted.

(f)	Regular Meetings of Directors: The Bylaws state that the Board may, by resolution, provide the time and place for the holding of regular meetings of the Board.

(g)	Special Meetings of Directors: The Bylaws state that special meetings of the Board shall be called at the request of the chairman of the Board, the chief executive officer or a majority of the Board. The person or persons authorized to call special meetings of the Board may fix the place and time of the meetings.

(h)	Action by Unanimous Consent of Directors: The Bylaws state that the Board may take action without the necessity of a meeting by unanimous consent of directors. Such consent may be in writing or given by electronic transmission, as such term is defined in the DGCL.

(i)	Officers: The Bylaws state that the elected officers of the Resulting Company shall be a chairman of the Board, a chief executive officer, a president, a secretary, a treasurer, and such other officers as the Board from time to time may deem proper. The chairman of the Board shall be chosen from the directors. All officers chosen by the Board shall each have such powers and duties as generally pertain to their respective offices, subject to the Certificate of Incorporation. Such officers shall also have powers and duties as from time to time may be conferred by the Board or by any committee thereof.

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Anti-Takeover Implications

Delaware, like many other states, permits a domestic corporation to adopt various measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts through provisions in the certificate of incorporation or bylaws or otherwise, and provides default legal provisions that apply to certain publicly held corporations that have not affirmatively opted out, which further limits such vulnerability. It should be noted, however, the Conversion was not proposed to prevent a change in control and the Board is not aware of any present attempt to acquire control of the Converting Company, or to obtain representation on the Board.

Nevertheless, the Conversion may have certain anti-takeover effects by virtue of the Resulting Company being subject to Delaware law instead of Colorado law. For example, in the event that the Resulting Company’s securities are listed on a national securities exchange or its securities are held of record by at least 2,000 stockholders, the Resulting Company will be subject to Section 203 of the DGCL, which restricts certain “business combinations” with “interested stockholders” (generally refers to an owner of 15% or more of the outstanding voting stock of a corporation) for three years following the date that a person becomes an interested stockholder, unless: (a) before such stockholder becomes an “interested stockholder,” the board of directors approves the business combination or the transaction that resulted in the stockholder becoming an interested stockholder; (b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding stock of the corporation at the time of the transaction (excluding stock owned by certain persons); or (c) at the time or after the stockholder became an interested stockholder, the board of directors and at least 66 2/3% of the disinterested outstanding voting stock of the corporation approved the transaction.

The Board believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and our shareholders because a non-negotiated takeover bid may: (a) be timed to take advantage of temporarily depressed stock prices; (b) be designed to foreclose or minimize the possibility of more favorable competing bids; or (c) involve the acquisition of only a controlling interest in our Company’s stock or a two-tiered bid, without affording all shareholders the opportunity to receive the same economic benefits.

By contrast, in a transaction in which an acquirer must negotiate with the Board, the Board would evaluate the Company’s assets and business prospects to force the bidder to offer consideration equal to the true value of the Company, or to withdraw the bid.

With respect to implementing defensive strategies against unsolicited takeover attempts, Delaware law is preferable to Colorado law because of the substantial judicial precedent on the legal principles applicable to defensive strategies. As a Colorado corporation or a Delaware corporation, the Company could implement some of the same defensive measures. As a Delaware corporation, however, the Company would benefit from the predictability of Delaware law on such matters.

Directors and Officers

At the Effective Time, the initial directors of the Resulting Company shall be Bradley J. Nattrass, Richard A. Akright, James H. Dennedy, Lance Galey, Octavio Gutierrez, James R. Lowe, and Lewis O. Wilks, each of whom shall be named to the Board of the Resulting Company by the incorporator. Bradley J. Nattrass shall be Chairman of the Board. Each director, including each director appointed to fill a vacancy or newly created directorship, shall hold office until the next annual meeting of stockholders for the election of directors or action by written consent of stockholders in lieu of an annual meeting for the purpose of electing directors and until such director’s successor is elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal.

At the Effective Time, each of the following individuals shall be appointed to the office(s) set forth opposite his or her name:

Name	Position
Bradley J. Nattrass	Chairman of the Board and Chief Executive Officer
Richard A. Akright	Chief Financial Officer
Johnathan Nassar	Executive Vice President – Sales
Mark Doherty	Executive Vice President – Operations
Brian Zimmerman	Executive Vice President – Engineering

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Each officer so elected shall hold such office until such officer’s successor is elected and qualified, or until such officer’s earlier death, resignation, retirement, disqualification or removal.

Regulatory Matters

As of the date of this information statement, the Resulting Company is not required to make filings or obtain approvals or clearances from any antitrust regulatory authorities in the United States or other countries to consummate the Conversion. In the United States, the Resulting Company must comply with applicable federal and state securities laws, rules and regulations in connection with the issuance of shares of common stock of the Resulting Company and the filing of this information with the SEC. The Converting Company has filed or will file certain notices and filings in connection with the Conversion with applicable regulatory authorities in the United States and other countries prior to the Effective Time. To the extent any such notice or filing requires approval by any such regulatory authority, and such approval is not obtained on acceptable terms prior to the Effective Time, the Converting Company may be prevented from consummating the Conversion as of the Effective Time. The Resulting Company will file certain notices and filings in connection with the Conversion with applicable regulatory authorities in the United States and other countries after the Effective Time.

Accounting Treatment of the Conversion

The Conversion will have no effect on the historical consolidated financial statements. The historical consolidated financial statements of the Converting Company previously reported to the SEC as of and for all periods through the date of this Information Statement will remain the consolidated financial statements of the Resulting Company.

Dissenters’ and Appraisal Rights

There are no dissenters’ rights or appraisal rights for any shareholder who dissents from approval of the above actions under our governing documents. Also, we have concluded that there are no dissenters’ rights or appraisal rights for any shareholder who dissents from approval of the above actions under Colorado corporation law. We refer you, however, to Section 7-113-102 of the CBCA which prescribes the rights of shareholders to dissent. There may be other rights or actions under state law for shareholders who object to the above actions generally. Although the nature and extent of these rights or actions are uncertain and may vary depending upon the facts or circumstances, shareholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of October 8, 2020 by (a) each shareholder who is known to us to own beneficially 5% or more of our outstanding common stock; (b) all directors; (c) our executive officers; and (d) all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of common stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of common stock. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of October 8, 2020.

The percentage of shares beneficially owned is computed on the basis of 28,272,285 shares of our common stock outstanding as of October 8, 2020. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of October 8, 2020 are deemed outstanding for purposes of computing the percentage ownership of the person or entity holding such rights, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and officers as a group. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors and officers is c/o urban-gro, Inc., 1751 Panorama Point, Unit G, Lafayette, Colorado 80026.

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Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Ownership of Common Stock Beneficially Owned(1)	Total Percentage of Voting Power
Bradley J. Nattrass(2)	9,569,684	47%	34%
Richard (Dick) A. Akright	–	0%	0%
Johnathan Nassar	91,666	0%	0%
Mark Doherty	221,242	1%	1%
James H. Dennedy(3)	108,333	1%	0%
Lance Galey	28,333	0%	0%
Octavio Gutierrez	9,569,684	47%	34%
James R. Lowe(4)	783,108	4%	3%
Lewis O. Wilks	31,667	0%	0%

Officers and Directors as a Group (10 persons)	20,403,717	100%	72%

(1)	Beneficial ownership as reported in the table has been determined in accordance with Rule 13d-3 under the Exchange Act and is not necessarily indicative of beneficial ownership for any other purpose. The number of shares of Common Stock shown as beneficially owned includes shares of Common Stock which may not be beneficially owned but over which a person would be deemed to exercise control or direction. The number of shares of Common Stock shown as beneficially owned includes shares of Common Stock subject to stock options exercisable and restricted stock units that were outstanding on October 8, 2020 and that will vest within 60 days of October 8, 2020. Shares of Common Stock subject to stock options exercisable and restricted stock units that will vest within 60 days after October 8, 2020 are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person.

(2)	Mr. Nattrass pledged his 9,569,684 shares of Common Stock to Bridging Finance Inc. as security for loans provided by Bridging Finance Inc. to the Company under a term loan facility and revolving credit facility as further described in Note 17 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the Year Ended December 31, 2019.

(3)	Includes 75,000 shares owned by HMG MRB Partners of which Mr. Dennedy is a partner and may be deemed to be the beneficial owner.

(4)	Mr. Lowe is the sole equity holder of Cloud9 Support, LLC and as such may be deemed to beneficially own 644,775 shares held by Cloud9 Support, LLC.

EXECUTIVE AND DIRECTOR COMPENSATION

We are an “emerging growth company” under applicable SEC rules and are providing disclosure regarding our executive compensation arrangements pursuant to the rules applicable to emerging growth companies, which means that we are not required to provide a compensation discussion and analysis and certain other disclosures regarding our executive compensation. The following discussion relates to the compensation of our named executive officers for 2019, consisting of Bradley J. Nattrass, our Chairman and Chief Executive Officer, and our two other most highly compensated executive officers as of December 31, 2019, Jonathan Nassar, Executive Vice President – Sales, and Mark Doherty, Executive Vice President – Operations.

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We have a Compensation Committee comprised of Messrs. Wilks, Dennedy and Galey. Under our Compensation Committee charter, our Compensation Committee determines and approves all elements of executive officer compensation. The Compensation Committee’s primary objectives in determining executive officer compensation are (i) developing an overall compensation package that is at market levels and thus fosters executive officer retention and (ii) aligning the interests of our executive officers with our shareholders by linking a significant portion of the compensation package to performance.

Fiscal Year 2019 and 2018 Summary Compensation Table

The following Fiscal Year 2019 and 2018 Summary Compensation Table contains information regarding compensation for 2019 and 2018 that we paid to Mr. Nattrass and its two other most highly compensated executive officers as of December 31, 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)		Total ($)
Bradley J. Nattrass	2019	240,962	–	–	–	–	–	19,950	(2)	260,912
Chairman of the Board and Chief Executive Officer	2018	202,998	25,000	–	–	–	–	–		227,998

Jonathan Nassar(3)	2019	212,000	–	–	–	–	–	–		212,000
Executive Vice President - Sales	2018	53,606	–	125,000	134,406	–	–	–		313,012

Mark Doherty(4)	2019	148,846	18,000	–	40,545	–	–			207,391
Executive Vice President - Operations	2018	161,896	35,000	–	–	–	–	28,307	(5)	225,203

(1)	Amounts shown in the columns captioned “Stock awards” and “Option awards” represent the aggregate grant date fair value of the awards computed in accordance with ASC 718. For a description of the assumptions used by the Company to value these awards, see Note 13 to our financial statements included in the Annual Report.
(2)	Represents amounts paid to Mr. Nattrass pursuant to a car allowance and health insurance premiums paid on Mr. Nattrass’ behalf.
(3)	Mr. Nassar received a restricted common stock grant of 125,000 shares on August 18, 2018 and a stock option to purchase 150,000 shares of common stock at an exercise price of $1.10 per share on August 18, 2018.
(4)	Mr. Doherty received a stock option to purchase 45,000 shares of common stock at an exercise price of $1.20 per share on January 1, 2019.
(5)	Represents moving expense reimbursements.

Employee Agreements

We do not have employment agreements with any of our named executive officers.

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Equity Incentive Awards

Mr. Nattrass has not received any equity incentive awards.

Mr. Nassar received a restricted common stock grant of 125,000 shares on August 18, 2018 that vests proportionately on each August 31 over a 3-year period beginning on August 31, 2019. Mr. Nassar received a stock option grant to purchase 150,000 shares of common stock at an exercise price of $1.10 per share on August 18, 2018 that vests proportionately on each August 31 over a 3-year period beginning on August 31, 2019.

Mr. Doherty received a restricted a stock option grant to purchase 45,000 shares of common stock at an exercise price of $1.20 per share on January 1, 2019 that vests proportionately on each December 31 over a 3-year period beginning on December 31, 2019.

Retirement Benefits

We provide all qualifying employees with the opportunity to participate in our tax-qualified 401(k) plan. The plan allows employees to defer receipt of earned salary, up to tax law limits, on a pre-tax basis. Accounts may be invested in a wide range of mutual funds. The Company has not provided any employer contributions to the plan.

Fiscal Year 2019 Outstanding Equity Awards at Fiscal Year-End Table

The following table lists all of the outstanding equity awards held on December 31, 2019 by each of the Company’s named executive officers. The table also includes the value of awards based on the closing price of the common stock on December 31, 2019, which was $1.20 per share.

	Option Awards							Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)		Number of securities underlying unexercised options unexercisable (#)		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Bradley J. Nattrass	–		–		–	–	–	–	–	–	–
Jonathan Nassar	50,000	(1)	100,000	(1)	–	$1.20	August 18, 2028	66,667	80,000	–	–
Mark Doherty	15,000	(2)	30,000	(2)	–	$1.20	January 1, 2029	–	–	–	–

(1)	Mr. Nassar received a stock option to purchase 150,000 shares of common stock at an exercise price of $1.10 per share on August 18, 2018. Such options vest proportionately over three years, commencing on August 31, 2019.
(2)	Mr. Doherty received a stock option to purchase 45,000 shares of common stock at an exercise price of $1.20 per share on January 1, 2019. Such options vest proportionately over three years, commencing on January 1, 2020.

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Equity Incentive Plans

The following table summarizes information about our equity compensation plans as of December 31, 2019. All outstanding awards relate to our common stock.

Plan category	Number of securities to be issued upon vesting of grants and exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plan approved by stockholders(1)	151,000	$1.69	3,328,200
Equity compensation plan not approved by stockholders(2)	1,963,668	$1.14	–
Total	2,114,668	$1.21	3,328,200

(1)	The 2019 Plan was adopted in March 2019.
(2)	The Company’s 2018 Equity Incentive Plan was adopted in January 2018.

Director Compensation

Prior to January 2020, non-employee directors were provided with a stock option to purchase 100,000 shares of common stock upon their appointment to the Board. All such stock options are subject to vesting proportionately over a 3-year period, commencing on April 30th of each year following the year of the grant. In addition, each director who serves as a member of a standing committee of the Board was entitled to receive an additional stock option to purchase 10,000 shares of common stock for each committee on which he or she serves, which options vested at the end of each year of service on the applicable committee. The exercise price for any stock options issued to our non-employee directors will be at least equal to the fair market value on the applicable date of grant. Beginning in January 2020, non-employee directors were granted restricted shares of common stock as an annual retainer and for serving as a member of a standing committee. Each director will be required to attend a minimum of 75% of all Board meetings per year in person or telephonically. Directors are reimbursed for travel and other expenses directly associated with Company business. Directors that are also employees of the Company do not receive any additional compensation for their role as a director at this time.

Fiscal Year 2019 Director Compensation Table

The following table provides information regarding director compensation during 2019. Mr. Gutierrez did not receive director compensation as he was an employee during the majority of 2019. Mr. Nattrass’ compensation is reported in the Fiscal Year 2019 and 2018 Summary Compensation Table.

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings	All other compensation ($)	Total ($)
James H. Dennedy(3)	–	–	17,827	–	–	–	17,827
Lance Galey(4)	–	–	17,827	–	–	–	17,827
Octavio Gutierrez	–	–	–	–	–	–	–
James R. Lowe(5)	–	–	8,913	–	–	–	8,913
Lewis O. Wilks(6)	–	–	26,740	–	–	–	26,740

(1)	The amounts in this column represent the aggregate grant date fair value of stock options computed in accordance with Accounting Standards Codification (“ASC”) 718, Compensation—Stock Compensation (“ASC 718”). The fair value of stock options is calculated using the Black-Scholes option-pricing model.

(2)	The chart below shows the aggregate number of outstanding restricted stock units and stock options held by each non-employee director as of December 31, 2019.

Director	Restricted Stock Units	Stock Options
Dennedy	–	120,000
Galey	–	120,000
Gutierrez	–	–
Lowe	–	110,000
Wilks	–	130,000

(3)	Mr. Dennedy received an option under the Company’s 2019 Equity Incentive Plan (the “2019 Plan”) to purchase 20,000 shares at an exercise price of $1.20 for serving on the Audit Committee and Compensation Committee.

(4)	Mr. Galey received an option under the 2019 Plan to purchase 20,000 shares at an exercise price of $1.20 for serving on the Compensation Committee and Corporate Governance and Nominating Committee.

(5)	Mr. Lowe received an option under the 2019 Plan to purchase 10,000 shares at an exercise price of $1.20 for serving on the Corporate Governance and Nominating Committee.

(6)	Mr. Wilks received an option under the 2019 Plan to purchase 30,000 shares at an exercise price of $1.20 for serving on the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.

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FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecasted in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Securities and Exchange Commission (the “Commission”) has adopted rules that permit companies to deliver a single Information Statement to multiple shareholders sharing an address unless a company has received contrary instructions from one or more of the shareholders at that address. This means that only one copy of the Information Statement may have been sent to multiple shareholders in your household. If you would prefer to receive separate copies of the Information Statement either now or in the future, please contact our Corporate Secretary either by calling (720) 390-3880 or by mailing a request to Attn: Corporate Secretary, 1751 Panorama Point, Unit G, Lafayette, Colorado 80026. Upon written or oral request to the Corporate Secretary, the Company will promptly provide a separate copy of the Information Statement. In addition, shareholders at a shared address who receive multiple copies of the Information Statement may request to receive a single Information Statement in the future in the same manner as described above.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Commission. The Commission maintains a web site on the Internet (www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (also known as “EDGAR”).

The Company will make available a copy of the documents we file with the Commission on the “Investor Relations” section of our website at www.urban-gro.com/as soon as reasonably practicable after filing these materials with the Commission. The information provided on our website is not part of this Information Statement, and therefore is not incorporated by reference. Copies of any of these documents may be obtained free of charge on our website.

By order of the Board of Directors

/s/ Bradley J. Nattrass
Bradley J. Nattrass
Chief Executive Officer and Chairman of the Board of Directors
October 9, 2020

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Appendix A

PLAN OF CONVERSION

urban-gro, Inc., a Colorado corporation

to

urban-gro, Inc., a Delaware corporation

Pursuant to

Sections 7-90-201 & 7-90-202 of the Colorado Corporations and Associations Act

and

Section 265 of the Delaware General Corporation Law

This PLAN OF CONVERSION (this “Plan”) of urban-gro, Inc., a Colorado corporation (the “Converting Corporation”), into urban-gro, Inc., a Delaware corporation (the “Resulting Corporation”), is made effective as of September 30, 2020.

WHEREAS, the Company is a corporation organized and existing under the laws of the State of Colorado, its Articles of Incorporation having been filed with the Secretary of State of the State of Colorado on March 10, 2017;

WHEREAS, the Board of Directors of the Converting Corporation has approved the Conversion (as defined below), under and pursuant to the provisions of Section 7-111-101.5 of the Colorado Business Corporation Act (“CBCA”), Sections 7-90-201 and 7-90-202 of the Colorado Corporations and Associations Act (the “CCAA”), and Section 265 of the Delaware General Corporation Law (the “DGCL”) and submitted this Plan to the shareholders of the Converting Corporation for approval, and the shareholders have approved this Plan.

NOW, THEREFORE, the Converting Corporation approves the conversion of itself into the Resulting Corporation on the following terms and conditions.

1.	THE CONVERSION

(a)            The Conversion. Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the CBCA, CCAA and the DGCL, including, without limitation, Section 7-111-101.5 of the CBCA, Sections 7-90-201 and 7-90-202 of the CCAA and Sections 103 and 265 of the DGCL, the Converting Corporation shall be converted into the Resulting Corporation (the “Conversion”) as of the Effective Time (as defined in Section 1(c) hereof) and the Resulting Corporation shall be the surviving entity. The Resulting Corporation shall thereafter be subject to all of the provisions of the DGCL.

(b)            Certificate/Statement of Conversion; Certificate of Incorporation. On and as of the date of this Plan, (i) a certificate of conversion, in substantially the form attached as Exhibit A (the “DE Certificate of Conversion”), and a certificate of incorporation, in substantially the form attached as Exhibit B (the “Certificate of Incorporation”), shall each be filed with the Secretary of State of the State of Delaware in accordance with Sections 103 and 265 of the DGCL, and (ii) a statement of conversion, in substantially the form attached as Exhibit C (the “CO Statement of Conversion” and together with the DE Certificate of Conversion and the Certificate of Incorporation, the “Certificates”), shall be filed with the Secretary of State of the State of Colorado in accordance with Section 7-90-201.7 of the CCAA.

A-1

(c)            Effective Time of the Conversion. The Conversion shall become effective as of that certain date and time indicated in each of the Certificates (the “Effective Time”). Notwithstanding Section 106 of the DGCL, the existence of the Resulting Corporation shall be deemed to have commenced on the date the Converting Corporation commenced its existence in Colorado.

(d)            Certificate of Incorporation, Name, Directors, Officers and By-Laws of the Resulting Corporation.

From and after the Effective Time,

(i)	The Resulting Corporation’s Certificate of Incorporation shall be the Certificate of Incorporation, which shall be filed contemporaneously with the Certificate of Conversion;

(ii)	The name of the Resulting Corporation shall be “urban-gro, Inc.” as specified in the Certificate of Incorporation;

(iii)	The Bylaws of the Resulting Corporation shall be the Bylaws attached hereto as Exhibit D; and

(iv)	The directors and officers of the Converting Corporation shall be the directors and officers of the Resulting Corporation.

(e)            Effect of Conversion.

(i)             At the Effective Time, the Converting Corporation shall be converted into the Resulting Corporation. At the Effective Time, the Resulting Corporation shall, for all purposes, be deemed to be the same entity as the Converting Corporation and all of the rights, privileges, and powers of the Converting Corporation, and all property, real, personal and mixed, and all debts due to the Converting Corporation, as well as all other things and causes of action belonging to the Converting Corporation, shall remain vested in the Resulting Corporation and shall be the property of the Resulting Corporation and the title to any real property vested by deed or otherwise in the Converting Corporation shall not revert or be in any way impaired by reason of the Conversion. All rights of creditors and all liens upon any property of the Converting Corporation shall be preserved unimpaired and all debts, liabilities and duties of the Converting Corporation shall remain attached to the Resulting Corporation and may be enforced against the Resulting Corporation to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as the Resulting Corporation. The rights, privileges, powers and interests in property of the Converting Corporation, as well as the debts, liabilities and duties of the Converting Corporation, shall not be deemed as a consequence of the conversion, to have been transferred to the to the Resulting Corporation for any purpose of the laws of the State of Delaware.

(2)            The Conversion shall not be deemed to affect any obligations or liabilities of the Converting Corporation incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(i)             The Conversion shall not be deemed a dissolution or winding up of the Converting Corporation and the Converting Corporation shall not be required to wind up its affairs or pay its liabilities and distribute its assets.

A-2

2.	EFFECT OF THE CONVERSION ON THE Common Stock

(a)            Effect of the Conversion on the Common Stock of the Converting Corporation. Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the Conversion and without any further action on the part of the Converting Corporation, the Resulting Corporation or any shareholder or stockholder thereof, respectively, each share of common stock of the Converting Corporation, $0.001 par value per share (the “Converting Corporation Common Stock”), shall convert into one validly issued, fully paid and non-assessable share of common stock, par value $0.001 per share, of the Resulting Corporation (the “Resulting Corporation Common Stock”). The Resulting Corporation shall not issue fractional shares with respect to the Conversion. Any fractional share of Resulting Corporation Common Stock that would otherwise be issued as a result of the Conversion will be rounded up to the nearest whole share. Following the Effective Time, all Converting Corporation Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of Converting Corporation Common Stock immediately prior to the Effective Time shall cease to have any rights with respect thereto.

(b)            Stock Certificates. From and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of Converting Corporation Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Resulting Corporation Common Stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of the Resulting Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Resulting Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Resulting Corporation evidenced by such outstanding certificate as provided above.

3.	OTHER EFFECTS

(a)           Employee Benefit and Compensation Plans. At the Effective Time, any employee benefit plan, incentive compensation plan, stock purchase plan, stock option agreement and other similar plans and agreements to which the Converting Corporation is then a party shall be automatically assumed by, and continue to be the plan of, the Resulting Corporation, without further action by the Converting Corporation or the Resulting Corporation or any other party thereto. To the extent any employee benefit plan, incentive compensation plan, stock option agreement or other similar plan provides for the issuance or purchase of, or otherwise relates to, Converting Corporation Common Stock, after the Effective Time, such plan or agreement shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Resulting Corporation Common Stock.

(b)           Outstanding Awards. At the Effective Time, all outstanding stock options, purchase rights, restricted stock awards and other stock awards relating to Converting Corporation Common Stock shall, by virtue of the Conversion and without any further action on the part of the Converting Corporation, the Resulting Corporation or the holder thereof, continue on the same terms and conditions and be assumed by the Resulting Corporation, provided that all such awards shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Resulting Corporation Common Stock.

4.	APPROVAL OF PLAN

(a)            Board of Directors. The Board of Directors of the Converting Corporation has approved and adopted the Conversion, this Plan, and the filing of the Certificates by executing a Unanimous Written Consent of the Board of Directors in accordance with the CBCA and CCAA.

(b)            Shareholders. The Shareholders of the Converting Corporation have approved and adopted the Conversion, this Plan, and the filing of the Certificates by executing a Written Consent of the Shareholders in accordance with the CBCA and CCAA.

A-3

5.	MISCELLANEOUS

(a)            Filings, Licenses, Permits, Titled Property, Etc. As necessary, following the Effective Time, the Resulting Corporation shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a Delaware corporation. As required or appropriate, following the Effective Time, all real, personal or intangible property of the Converting Corporation which was titled or registered in the name of the Converting Corporation shall be re-titled or re-registered, as applicable, in the name of the Resulting Corporation by appropriate filings and/or notices to the appropriate parties (including, without limitation, any applicable governmental agencies).

(b)           Further Assurances. If, at any time after the Effective Time, the Resulting Corporation shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to vest, perfect or confirm, of record or otherwise, in the Resulting Corporation its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Corporation, or to otherwise carry out the purposes of this Plan, the Resulting Corporation and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of the Converting Corporation, all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converting Corporation, all such other acts and things necessary, desirable to vest, perfect or confirm, of record or otherwise, in the Resulting Corporation its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Converting Corporation, or to otherwise carry out the purposes of this Plan and the Conversion.

(c)            Implementation and Interpretation. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of the Converting Corporation and, upon the Effective Time, by the Board of Directors of the Resulting Corporation, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party(ies), including, without limitation, any officers of the Converting Corporation or the Resulting Corporation, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

(d)            Amendment. This Plan may be amended or modified by the Board of Directors of the Converting Corporation at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of this Plan by the shareholders of the Converting Corporation shall not alter or change (a) the amount or kind of shares or other securities to be received by the shareholders hereunder, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without stockholder approval by the DGCL, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of the Converting Corporation.

(e)            Termination or Deferral. At any time before the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of the Converting Corporation, notwithstanding the approval of this Plan by the shareholders of the Converting Corporation, or (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Converting Corporation, such action would be in the best interest of the Converting Corporation and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of the Converting Corporation or its Board of Directors or shareholders with respect thereto.

(f)            Pronouns. As used herein, all pronouns shall include the masculine, feminine, neuter, singular, and plural thereof whenever the context and facts require such constructions.

(g)            Descriptive Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Plan.

(h)            Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

A-4

IN WITNESS WHEREOF, the Converting Corporation has caused this Plan of Conversion to be executed and delivered on its behalf as of the date first above written.

URBAN-GRO, INC.

By:	/s/ Bradley J. Nattrass
Name: Bradley J. Nattrass
Title: Chief Executive Officer

A-5

Exhibit A

DE Certificate of Conversion

(see attached)

A-6

URBAN-GRO, INC.

CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION
TO A DELAWARE CORPORATION

(Pursuant to Section 265 of the Delaware General Corporation Law)

AND NOW, this [__] day of October, 2020, the undersigned, being authorized to execute and file this Certificate of Conversion from a Non-Delaware Corporation to a Delaware Corporation (the “Certificate”) on behalf of urban-gro, Inc, a Colorado corporation, hereby certifies that:

1.	The jurisdiction where the Non-Delaware Corporation first formed is Colorado.

2.	The jurisdiction immediately prior to filing this Certificate is Colorado.

3.	The date the Non-Delaware Corporation first formed is March 10, 2017.

4.	The name of the Non-Delaware Corporation immediately prior to filing this Certificate is “urban-gro, Inc.”

5.	The name of the Corporation as set forth in the Certificate of Incorporation is “urban-gro, Inc.”

6.	This Certificate, together with the Certificate of Incorporation being filed contemporaneously herewith, shall be effective upon filing.

[Signature page follows]

A-7

IN WITNESS WHEREOF, the undersigned authorized officer has duly executed this Certificate as of the date first above written.

URBAN-GRO, INC.

By:	/s/ Bradley J. Nattrass
Name: Bradley J. Nattrass
Title: Chief Executive Officer

A-8

Exhibit B

DE Certificate of Incorporation

(see attached)

A-9

CERTIFICATE OF INCORPORATION

OF

URBAN-GRO, INC.

The undersigned, being a natural person of the age of at least 18 years and acting as the incorporator to organize a corporation under the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby adopt and sign the following Certificate of Incorporation:

I.

NAME

The name of this corporation is urban-gro, Inc. (the “Corporation”).

II.

REGISTERED AGENT

The address of the Corporation’s registered office in the State of Delaware is located at 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

III.

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

IV.

CAPITAL STOCK

Section 1. Authorized Shares.     The total number of shares of stock which the Corporation shall have authority to issue is one hundred ten million (110,000,000) shares; of which 100,000,000 shares shall be designated as “Common Stock,” $0.001 par value per share, and 10,000,000 shares shall be designated as “Preferred Stock,” $0.10 par value per share.

Section 2. Preferred Stock Designation.     The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series, to the full extent now or hereafter permitted by the laws of the State of Delaware and the DGCL. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

A-10

Section 3. Assessment of Stock.     The capital stock of the Corporation, after the amount of the subscription price has been fully paid in, shall not be assessable for any purpose, and no stock issued as fully paid shall ever be assessable or assessed. No stockholder of the Corporation is individually liable for the debts or liabilities of the Corporation.

Section 4. Increase or Decrease in Authorized Capital Stock.      The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Section 5. Voting Rights.      Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any Preferred Stock Designations) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designations).

V.

INCORPORATOR

The incorporator is Bradley J. Nattrass, whose mailing address is 1751 Panorama Point, Unit G, Lafayette, Colorado 80026 (the “Incorporator”).

VI.

BOARD OF DIRECTORS

Section 1. Number of Directors. The members of the governing board of the Corporation are styled as directors. The Board of Directors of the Corporation shall be elected in such manner as shall be provided in the Bylaws of the Corporation. The number of directors shall be not less than one (1) nor more than ten (10). The number of directors may be changed from time to time within this range in such manner as shall be provided in the Bylaws of the Corporation.

Section 2. Ballot and Nominees. Nominations by stockholders of persons for election to the Board of Directors shall be made only in accordance with the procedures set forth in the Bylaws of the Corporation. Elections of directors need not be by written ballot except and to the extent provided in the Bylaws of the Corporation.

Section 3. Removal and Filling of Newly Created Directorships. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office with or without cause, at any time, only by the affirmative vote of the holders of a majority of the shares of voting stock then outstanding. Subject to the rights of the holders of any series of Preferred Stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires or until such director's successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

Section 4. Advance Notice of Nominations. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

A-11

VII.

STOCKHOLDER ACTION

Section 1. Action by Consent. Any election of directors or other action by the stockholders of the Corporation that can be effected at an annual or special meeting of stockholders can be effected by written consent without a meeting so long as such written consent is signed by the holders of at least the number of shares required to approve such action at a duly held annual or special stockholders meeting at which all shares entitled to vote thereon were present and voted.

Section 2. Special Meetings. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the holders of such series, special meetings of the stockholders of the Corporation may be called only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer or the president (in the absence of a chief executive officer), and the ability of the stockholders to call a special meeting is hereby specifically denied. The Board of Directors may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders.

VIII.

LIMITATION OF DIRECTOR LIABILITY; INDEMNIFICATION

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of duty of care or other duty as a director, except for liability (i) for any appropriation, in violation of his or her duties, of any business opportunity of the Corporation, (ii) for acts or omissions which involve intentional misconduct or a knowing violation of the law, (iii) for the types of liability set forth in under Section 174 of the DGCL, or (iv) for any transaction from which the director received an improper personal benefit. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, and agents of the Corporation (and to any other persons to which applicable law permits the Corporation to provide indemnification). If the DGCL is amended after the effective date of this Article to authorize corporate action further limiting the personal liability of directors, then the liability of a director of the Corporation shall be limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

IX.

BYLAWS

The Board of Directors is expressly authorized to adopt, amend or repeal any or all of the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Board of Directors. The stockholders shall also have the power to adopt, amend or repeal the Bylaws of the Corporation as prescribed by law; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation (including any Preferred Stock Designation), the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of the Bylaws of the Corporation.

A-12

X.

AMENDMENT

In addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal the provisions of this Certificate of Incorporation; provided however that any amendment or repeal of any provision of Article VI, Article VII, Article IX or this Article X shall require the affirmative vote of the holders of at least two-thirds of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

(Signature page follows)

A-13

IN WITNESS WHEREOF, the undersigned Incorporator has executed this Certificate of Incorporation on this [__] day of October, 2020.

/s/ Bradley J. Nattrass
Name: Bradley J. Nattrass
Title: Chief Executive Officer

/s/ Bradley J. Nattrass

Bradley J. Nattrass, Incorporator

A-14

Exhibit C

CO Statement of Conversion

(see attached)

A-15

Form must be filed electronically.
Paper forms are not accepted.
This copy is a sample and cannot be submitted for filing.

Statement of Conversion Converting a Domestic Entity into a Foreign Entity filed pursuant to § 7-90-201.7 (1) and § 7-90-204.5 of the Colorado Revised Statutes (C.R.S.)

1. For the converting entity, its ID number, entity name, form of entity, jurisdiction under the law of which it is formed, and principal office address are

ID number	**20141178593** *(Colorado Secretary of State ID number)*
Entity name	**urban-gro, Inc.**
Form of entity	**Corporation**
Jurisdiction	Colorado
Principal office street address	**1751 Panorama Point** *(Street number and name)* **Unit G** **Lafayette** *(City)* **CO** *(State)* **80026** *(ZIP/Postal Code)* *(Province – if applicable)* **USA** *(Country)*
Principal office mailing address **(leave blank** if same as street address)	*(Street number and name or Post Office Box information)* *(City)* *(State)* *(ZIP/Postal Code)* *(Province – if applicable)* *(Country)* .

2. For the resulting entity, its true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

True name	**urban-gro, Inc.**
Form of entity	**Foreign Corporation**
Jurisdiction	**Delaware**
Street address	**1751 Panorama Point** *(Street number and name)* **Unit G** **Lafayette** *(City)* **CO** *(State)* **80026** *(ZIP/Postal Code)* *(Province – if applicable)* **USA** *(Country)*
Mailing address **(leave blank** if same as street address)	*(Street number and name or Post Office Box information)*

CONV_FOR_1 Page 1 of 3 Rev. 2/26/2008

A-16

__________ _____ __________
(City) (State) (ZIP/Postal Code)

__________ __________.
(Province – if applicable) (Country)

3. The converting entity has been converted into the resulting entity pursuant to section 7-90-201.7, C.R.S.

4. *(Mark the applicable box and complete the statement. **Caution**: Mark only one box.)*

   ☒ The resulting foreign entity does not maintain a registered agent in this state and service of process may be addressed to the entity and mailed to the principal address pursuant to section 7-90-704 (2), C.R.S.

   OR

   ☐ The resulting foreign entity maintains a registered agent to accept service pursuant to section 7-90-204.5, C.R.S. The person appointed as registered agent has consented to being so appointed. Such registered agent's name and address are

Name
(if an individual) __________ __________ __________ _____
(Last) (First) (Middle) (Suffix)

OR

(if an entity) ____________________
*(**Caution:** Do not provide both an individual and an entity name.)*

Street address ____________________
(Street number and name)

____

__________ CO __________
(City) (State) (ZIP Code)

Mailing address
(leave blank, if same as street address) ____________________
(Street number and name or Post Office Box information)

____

__________ CO __________
(City) (State) (ZIP Code)

5. *(If applicable, adopt the following statement by marking the box and include an attachment.)*

   ☐ This document contains additional information as provided by law.

6. *(**Caution:** Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)*

   (If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)
   The delayed effective date and, if applicable, time of this document are ____________________.
   (mm/dd/yyyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual's act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.

CONV_FOR_1 Page 2 of 3 Rev. 2/26/2008

A-17

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.

7. The true name and mailing address of the individual causing this document to be delivered for filing are

Nattrass	**Bradley**	**J.**	
(Last)	*(First)*	*(Middle)*	*(Suffix)*

1751 Panorama Point
(Street number and name or Post Office Box information)
Unit G

Lafayette	**CO**	**80026**
(City)	*(State)*	*(ZIP/Postal Code)*
(Province – if applicable)	*(Country)*	

(If applicable, adopt the following statement by marking the box and include an attachment.)

☐ This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).

CONV_FOR_1 Page 3 of 3 Rev. 2/26/2008

A-18

Exhibit D

Bylaws

(see attached)

A-19

BYLAWS OF

URBAN-GRO, INC.

A DELAWARE CORPORATION

Effective as of October [__], 2020

A-20

i

ii

ARTICLE I

OFFICES AND RECORDS

Section 1.1 Delaware Office. The registered office of the Corporation in the State of Delaware shall be located in the City of Wilmington, County of New Castle.

Section 1.2 Other Offices. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.

Section 1.3 Books and Records. The books and records of the Corporation may be kept at the Corporation’s headquarters in Lafayette, Colorado or at such other locations outside the State of Delaware as may from time to time be designated by the Board of Directors.

ARTICLE II

STOCKHOLDERS

Section 2.1 Annual Meeting. The annual meeting of the stockholders of the Corporation shall be held at such date, place and/or time as may be fixed by resolution of the Board of Directors.

Section 2.2 Special Meeting. Special meetings of stockholders of the Corporation may be called only by the Chairman of the Board or the Chief Executive Officer or by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

Section 2.3 Place of Meeting. The Board of Directors may designate the place of meeting for any meeting of the stockholders. If no designation is made by the Board of Directors, the place of meeting shall be the principal office of the Corporation.

Section 2.4 Notice of Meeting. Except as otherwise required by law, written, printed or electronic notice stating the place, day and hour of the meeting and the purposes for which the meeting is called shall be prepared and delivered by the Corporation not less than ten (10) days nor more than sixty (60) days before the date of the meeting, either personally, by mail, or in the case of stockholders who have consented to such delivery, by electronic transmission (as such term is defined in the Delaware General Corporation Law), to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the U.S. mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Notice given by electronic transmission shall be effective (A) if by facsimile, when faxed to a number where the stockholder has consented to receive notice; (B) if by electronic mail, when mailed electronically to an electronic mail address at which the stockholder has consented to receive such notice; (C) if by posting on an electronic network together with a separate notice of such posting, upon the later to occur of (1) the posting or (2) the giving of separate notice of the posting; or (D) if by other form of electronic communication, when directed to the stockholder in the manner consented to by the stockholder. Meetings may be held without notice if all stockholders entitled to vote are present (except as otherwise provided by law), or if notice is waived by those not present. Any previously scheduled meeting of the stockholders may be postponed and (unless the Corporation’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), otherwise provides) any special meeting of the stockholders may be cancelled, by resolution of the Board of Directors upon public notice given prior to the time previously scheduled for such meeting of stockholders.

1

Section 2.5 Quorum and Adjournment. Except as otherwise provided by law or by the Certificate of Incorporation, the holders of a majority of the voting power of the outstanding shares of the Corporation entitled to vote generally in the election of directors, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders, except that when specified business is to be voted on by a class or series voting separately as a class or series, the holders of a majority of the voting power of the shares of such class or series shall constitute a quorum for the transaction of such business for the purposes of taking action on such business. No notice of the time and place of adjourned meetings need be given provided such adjournment is for less than thirty (30) days and further provided that no new record date is fixed for the adjourned meeting and provided further that the time or place of the adjourned meeting is announced at the meeting at which the adjournment is taken.

Section 2.6 Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or as may be permitted by law, or by his duly authorized attorney-in-fact. Such proxy must be filed with the Secretary of the Corporation or his representative, or otherwise delivered telephonically or electronically as set forth in the applicable proxy statement, at or before the time of the meeting.

Section 2.7 Notice of Stockholder Business and Nominations.

A.                Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (1) pursuant to the Corporation’s notice with respect to such meeting, (2) by or at the direction of the Board of Directors or (3) by any stockholder of record of the Corporation who was a stockholder of record at the time of the giving of the notice provided for in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.7.

B.                 For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to paragraph (A)(3) of this Section 2.7, (1) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (2) such business must be a proper matter for stockholder action under the Delaware General Corporation Law, (3) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice, as that term is defined in subclause (c)(iii) of this paragraph, such stockholder or beneficial owner must, in the case of a proposal, have delivered prior to the meeting a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered prior to the meeting a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting share reasonably believed by such stockholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder, and must, in either case, have included in such materials the Solicitation Notice and (4) if no Solicitation Notice relating thereto has been timely provided pursuant to this section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this section. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than forty-five (45) or more than seventy-five (75) days prior to the first anniversary (the “Anniversary”) of the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that if no proxy materials were mailed by the Corporation in connection with the preceding year’s annual meeting, or if the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (x) the 90th day prior to such annual meeting or (y) the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such person’s written consent to serve as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation’s voting shares to elect such nominee or nominees (an affirmative statement of such intent, a “Solicitation Notice”).

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C.              Notwithstanding anything in the second sentence of paragraph (B) of this Section 2.7 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least fifty-five (55) days prior to the Anniversary, a stockholder’s notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

D.              Only persons nominated in accordance with the procedures set forth in this Section 2.7 shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.7. The chair of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

E.               Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors or (2) by any stockholder of record of the Corporation who is a stockholder of record at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.7. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder’s notice required by paragraph (B) of this Section 2.7 shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

F.               For purposes of this Section 2.7, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

G.              Notwithstanding the foregoing provisions of this Section 2.7, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2.7. Nothing in this Section 2.7 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

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Section 2.8 Procedure for Election of Directors. Election of directors at all meetings of the stockholders at which directors are to be elected shall be by written ballot, and, except as otherwise set forth in the Certificate of Incorporation with respect to the right of the holders of any series of Preferred Stock or any other series or class of stock to elect additional directors under specified circumstances, a plurality of the votes cast thereat shall elect directors. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, all matters other than the election of directors submitted to the stockholders at any meeting shall be decided by a majority of the votes cast affirmatively or negatively.

Section 2.9 Inspectors of Elections.

A.       The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act, or if all inspectors or alternates who have been appointed are unable to act, at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the Delaware General Corporation Law.

Section 2.10 Conduct of Meetings.

A.                The Chief Executive Officer shall preside at all meetings of the stockholders. In the absence of the Chief Executive Officer, the Chairman of the Board shall preside at a meeting of the stockholders. In the absence of the Chief Executive Officer or the Chairman of the Board, the President shall preside at a meeting of the stockholders. In the absence of each of the Chief Executive Officer, the Chairman of the Board and the President, the Secretary shall preside at a meeting of the stockholders. In the anticipated absence of all officers designated to preside over the meetings of stockholders, the Board of Directors may designate an individual to preside over a meeting of the stockholders.

B.                 The chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

C.                 The Board of Directors may, to the extent not prohibited by law, adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may to the extent not prohibited by law include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof and (v) limitations on the time allotted to questions or comments by participants. Unless, and to the extent, determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

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Section 2.11 Consent of Stockholders in Lieu of Meeting. Any election of directors or other action by the stockholders of the Corporation that can be effected at an annual or special meeting of stockholders can be effected by written consent without a meeting so long as such written consent is signed by the holders of at least the number of shares required to approve such action at a duly held annual or special stockholders meeting at which all shares entitled to vote thereon were present and voted.

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ARTICLE III

BOARD OF DIRECTORS

Section 3.1 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by the Certificate of Incorporation or by these Bylaws, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Section 3.2 Number, Tenure and Qualifications. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.

Section 3.3 Regular Meetings. The Board of Directors may, by resolution, provide the time and place for the holding of regular meetings of the Board of Directors.

Section 3.4 Special Meetings. Special meetings of the Board of Directors shall be called at the request of the Chairman of the Board, the Chief Executive Officer or a majority of the Board of Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

Section 3.5 Action By Unanimous Consent of Directors. The Board of Directors may take action without the necessity of a meeting by unanimous consent of directors. Such consent may be in writing or given by electronic transmission, as such term is defined in the Delaware General Corporation Law.

Section 3.6 Notice. Notice of any special meeting shall be given to each director at his business or residence in writing, or by telegram, facsimile transmission, telephone communication or electronic transmission (provided, with respect to electronic transmission, that the director has consented to receive the form of transmission at the address to which it is directed). If mailed, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five (5) days before such meeting. If by telegram, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company at least twenty-four (24) hours before such meeting. If by facsimile transmission or other electronic transmission, such notice shall be transmitted at least twenty-four (24) hours before such meeting. If by telephone, the notice shall be given at least twelve (12) hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these Bylaws as provided under Section 8.1 of Article VIII hereof. A meeting may be held at any time without notice if all the directors are present (except as otherwise provided by law) or if those not present waive notice of the meeting in writing or by electronic transmission, either before or after such meeting.

Section 3.7 Conference Telephone Meetings. Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

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Section 3.8 Quorum. A whole number of directors equal to at least a majority of the Whole Board shall constitute a quorum for the transaction of business, but if at any meeting of the Board of Directors there shall be less than a quorum present, a majority of the directors present may adjourn the meeting from time to time without further notice. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 3.9 Vacancies. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise provided by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires or until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

Section 3.10 Committees.

A.       The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no committee shall have power or authority in reference to the following matters: (1) approving, adopting or recommending to stockholders any action or matter required by law to be submitted to stockholders for approval or (2) adopting, amending or repealing any bylaw.

B.       Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to these Bylaws.

Section 3.11 Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

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ARTICLE IV

OFFICERS

Section 4.1 Elected Officers. The elected officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, a Secretary, a Treasurer, and such other officers as the Board of Directors from time to time may deem proper. The Chairman of the Board shall be chosen from the directors. All officers chosen by the Board of Directors shall each have such powers and duties as generally pertain to their respective offices, subject to the specific provisions of this Article IV. Such officers shall also have powers and duties as from time to time may be conferred by the Board of Directors or by any committee thereof.

Section 4.2 Election and Term of Office. The elected officers of the Corporation shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held after each annual meeting of the stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as convenient. Subject to Section 4.7 of these Bylaws, each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign.

Section 4.3 Chairman of the Board. The Chairman of the Board shall preside at all meetings of the Board.

Section 4.4 Chief Executive Officer. The Chief Executive Officer shall be the general manager of the Corporation, subject to the control of the Board of Directors, and as such shall, subject to Section 2.10 (A) hereof, preside at all meetings of stockholders, shall have general supervision of the affairs of the Corporation, shall sign or countersign or authorize another officer to sign all certificates, contracts, and other instruments of the Corporation as authorized by the Board of Directors, shall make reports to the Board of Directors and stockholders, and shall perform all such other duties as are incident to such office or are properly required by the Board of Directors.

Section 4.5 President. The President shall be the chief operating officer of the corporation and shall be subject to the general supervision, direction, and control of the Chief Executive Officer unless the Board of Directors provides otherwise.

Section 4.6 Secretary. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and directors and all other notices required by law or by these Bylaws, and in case of his absence or refusal or neglect so to do, any such notice may be given by any person thereunto directed by the Chairman of the Board, the Chief Executive Officer, the President or by the Board of Directors, upon whose request the meeting is called as provided in these Bylaws. He shall record all the proceedings of the meetings of the Board of Directors, any committees thereof and the stockholders of the Corporation in a book to be kept for that purpose, and shall perform such other duties as may be assigned to him by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President. He shall have custody of the seal of the Corporation and shall affix the same to all instruments requiring it, when authorized by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President, and attest to the same.

Section 4.7 Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate receipts and disbursements in books belonging to the Corporation. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors the Chairman of the Board, the Chief Executive Officer or the President, taking proper vouchers for such disbursements. The Treasurer shall render to the Chairman of the Board, the Chief Executive Officer, the President and the Board of Directors, whenever requested, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond for the faithful discharge of his duties in such amount and with such surety as the Board of Directors shall prescribe.

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Section 4.8 Removal. Any officer elected by the Board of Directors may be removed by the Board of Directors whenever, in their judgment, the best interests of the Corporation would be served thereby. No elected officer shall have any contractual rights against the Corporation for compensation by virtue of such election beyond the date of the election of his successor, his death, his resignation or his removal, whichever event shall first occur, except as otherwise provided in an employment contract or an employee plan.

Section 4.9 Vacancies. A newly created office and a vacancy in any office because of death, resignation, or removal may be filled by the Board of Directors for the unexpired portion of the term at any meeting of the Board of Directors.

ARTICLE V

STOCK CERTIFICATES AND TRANSFERS

Section 5.1 Stock Certificates and Transfers.

A.                Unless the Board of Directors has determined that some or all of any or all classes or series of stock shall be uncertificated shares, the interest of each stockholder of the Corporation shall be evidenced by certificates for shares of stock. The shares of the stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his attorney, upon surrender for cancellation of certificates for the same number of shares, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require.

B.                 Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

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ARTICLE VI

INDEMNIFICATION

Section 6.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), where the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in Section 6.3 hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 6.2 Right to Advancement of Expenses. The right to indemnification conferred in Section 6.1 shall include the right to be paid by the Corporation the expenses incurred in defending any proceeding for which such right to indemnification is applicable in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise.

Section 6.3 Right of Indemnitee to Bring Suit. The rights to indemnification and to the advancement of expenses conferred in Section 6.1 and Section 6.2, respectively, shall be contract rights. If a claim under Section 6.1 or Section 6.2 is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (A) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (B) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section 6.3 or otherwise shall be on the Corporation.

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Section 6.4 Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under the Certificate of Incorporation, these Bylaws, or any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Section 6.5 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 6.6 Amendment of Rights. Any amendment, alteration or repeal of this Article VI that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

Section 6.7 Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1 Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January and end on the thirty-first day of December of each year.

Section 7.2 Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Certificate of Incorporation.

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Section 7.3 Seal. The corporate seal shall have inscribed the name of the Corporation thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 7.4 Waiver of Notice. Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the Delaware General Corporation Law, a waiver thereof in writing, signed by the person or persons entitled to such notice, or a waiver by electronic transmission, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders of the Board of Directors need be specified in any waiver of notice of such meeting.

Section 7.5 Audits. The accounts, books and records of the Corporation shall be audited upon the conclusion of each fiscal year by an independent certified public accountant selected by the Board of Directors, and it shall be the duty of the Board of Directors to cause such audit to be made annually.

Section 7.6 Resignations. Any director or any officer, whether elected or appointed, may resign at any time by serving written notice of such resignation on the Chairman of the Board, the Chief Executive Officer or the Secretary, or by submitting such resignation by electronic transmission (as such term is defined in the Delaware General Corporation Law), and such resignation shall be deemed to be effective as of the close of business on the date said notice is received by the Chairman of the Board, the Chief Executive Officer, or the Secretary or at such later date as is stated therein. No formal action shall be required of the Board of Directors or the stockholders to make any such resignation effective.

Section 7.7 Contracts. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the Chief Executive Officer, the President or any Vice President may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the Chief Executive Officer, the President or any Vice President of the Corporation may delegate contractual powers to others under his jurisdiction, it being understood, however, that any such delegation of power shall not relieve such officer of responsibility with respect to the exercise of such delegated power.

Section 7.8 Proxies. Unless otherwise provided by resolution adopted by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, the President or any Vice President may from time to time appoint any attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation or other entity, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock and other securities of such other corporation or other entity, or to consent in writing, in the name of the Corporation as such holder, to any action by such other corporation or other entity, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

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ARTICLE VIII

AMENDMENTS

Section 8.1 Amendments. Subject to the provisions of the Certificate of Incorporation, these Bylaws may be adopted, amended or repealed at any meeting of the Board of Directors by a resolution adopted by a majority of the Whole Board, provided notice of the proposed change was given in the notice of the meeting in a notice given no less than twenty-four (24) hours prior to the meeting. Subject to the provisions of the Certificate of Incorporation, the stockholders shall also have the power to adopt, amend or repeal these Bylaws, provided that notice of the proposed change was given in the notice of the meeting and provided further that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws.

ARTICLE IX

FORUM SELECTION

Section 9.1 Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (3) any action arising pursuant to any provision of the DGCL or the Certificate of Incorporation or these Bylaws (as either may be amended from time to time), or (4) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section 9.1.

Section 9.2 Personal Jurisdiction. If any action the subject matter of which is within the scope of Section 9.1 immediately above is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce Section 9.1 immediately above (an “FSC Enforcement Action”) and (ii) having service of process made upon such stockholder in any such FSC Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

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